UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

Schedule 14C

__________________________________________

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

DeFi Development Corp.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

DeFi Development Corp.

6401 Congress Avenue, Suite 250

Boca Raton, Florida 33487

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Holders of Common Stock of DeFi Development Corp.:

This notice and the accompanying Information Statement are being circulated to the stockholders of record of the outstanding common stock, par value $0.00001 per share (the “Common Stock”), of DeFi Development Corp. (the “Company”), as of the close of business on May 20, 2025 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the actions taken by the written consent. This Information Statement relates to corporate actions taken by the holders of approximately 92.31% of the outstanding voting power of the Company (the “Majority Stockholders”) by written consent in lieu of a special meeting. This Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the “DGCL”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Majority Stockholders have approved by written consent the following actions:

Item 1.

The approval of the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding Common Stock as the date of that certain securities purchase agreement, dated May 1, 2025 (the “Purchase Agreement”), at prices that are less than the lower of (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities on the date of entry into the Purchase Agreement, pursuant to Nasdaq Listing Rule 5635(d).

Item 2.	The approval of an amendment to the Company’s 2023 Equity Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance to 3,500,000 shares (on a post-split basis).

The accompanying Information Statement is being furnished to our stockholders as of the Record Date, in accordance with Rule 14c-2 under the Exchange Act, and the rules promulgated by the SEC thereunder, solely for the purpose of informing our stockholders of the actions taken by the Majority Stockholders by written consent. As the matters set forth in the accompanying Information Statement have been duly authorized and approved by the written consent of the holders of more than a majority of the Company’s voting securities, your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, including Regulation 14C. The accompanying Information Statement also serves as the notice required by Section 228 of Title 8 of the DGCL of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders. You do not need to do anything in response to this Notice and the Information Statement.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days following the date that this Information Statement is first mailed to holders of our Common Stock as of the Record Date.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. YOUR VOTE OR CONSENT IS NOT REQUESTED OR REQUIRED.

By Order of the Board of Directors,

Joseph Onorati, Chairman & CEO
May [ ], 2025

INFORMATION STATEMENT
OF
DEFI DEVELOPMENT CORP.

6401 Congress Avenue, Suite 250
Boca Raton, Florida 33487

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

May [            ], 2025

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

EXPLANATORY NOTE

On May 6, 2025, the board of directors of DeFi Development Corp., a Delaware corporation (the “Company”), approved a 7-for-one forward stock split (the “Stock Split”) of outstanding common stock, par value $0.00001 per share (the “Common Stock”). Following the filing and effectiveness of an amendment to the Company’s Amended and Restated Certificate of Incorporation on May 20, 2025, every one share of Common Stock outstanding or held in treasury on May 19, 2025, the record date for the Stock Split, was automatically split into seven shares of Common Stock. The additional shares of Common Stock were distributed on May 20, 2025. Except as otherwise indicated, all common stock shares, common stock per share data, common stock options, and warrants in this information statement, including the exercise price of any common stock options, warrants and convertible notes, have been retrospectively adjusted to reflect the effect of the forward stock split.

GENERAL INFORMATION

DeFi Development Corp., a Delaware corporation (the “Company”), is sending you this Notice and Information Statement to notify you of an action taken by the holders of approximately 92.31% of the outstanding voting power of the Company (the “Majority Stockholders”), in lieu of a special meeting of stockholders. References in this Information Statement to the “Company,” “we,” “our,” and “us” are to DeFi Development Corp, and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the outstanding common stock, par value $0.00001 per share (the “Common Stock”), of the Company held of record by them. The Company will reimburse these brokers, nominees, custodians, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

The Majority Stockholders approved: (1) the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding Common Stock as the date of that certain securities purchase agreement, dated May 1, 2025 (the “Purchase Agreement”), at prices that are less than the lower of (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities on the date of entry into the Purchase Agreement, pursuant to Nasdaq Listing Rule 5635(d) and (2) an amendment to the Company’s 2023 Equity Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance.

Copies of this Information Statement are being mailed on or about May [            ], 2025, to the stockholders of record of the outstanding Common Stock as of the close of business on May 20, 2025, which we refer to as the “Record Date.”

VOTE REQUIRED

Under the Delaware General Corporation Law (the “DGCL”) and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.

As of the Record Date, the Company had 14,508,774 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. The Majority Stockholders collectively held approximately 5,705,308 shares of Common Stock as of the Record Date and 10,000 shares of the Series A Preferred Stock, representing approximately 92.31% of the voting power of all outstanding shares of capital stock of the Company. The vote, which was required to approve the corporate actions described herein, was the affirmative vote of the holders of a majority of the Company’s voting stock. Accordingly, the written consent executed by the Majority Stockholders is sufficient to approve the action and no further stockholder action is required to approve the corporate actions described herein.

VOTE OBTAINED

Section 228(a) of the DGCL and our bylaws provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, via written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The consent that we have obtained from the Majority Stockholders constitutes the only stockholder approval required under Nasdaq Listing Rule 5635 and our bylaws, to approve these corporate actions. Our Board of Directors (“Board”) is not soliciting your vote or your proxy in connection with these actions. Accordingly, all necessary corporate approvals relating to the stockholder actions described herein have been obtained and this Information Statement is being furnished to stockholders solely for purposes of informing the stockholders of the actions in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This Information Statement is first being mailed on or about May [            ], 2025 to the Company’s stockholders of record as of the Record Date. The approval of the action by written consent of the Majority Stockholders shall become effective approximately twenty (20) days after we mail this Information Statement.

NOTICE PURSUANT TO SECTION 228(E) OF THE DGCL

Section 228(e) of the DGCL requires that prompt notice of any action so taken by written consent be provided to all holders of our Common Stock as of the Record Date. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

NO APPRAISAL RIGHTS

No appraisal or dissenters’ rights are available to our stockholders under Delaware law, our certificate of incorporation or bylaws with respect to the corporate actions described herein.

ACTIONS APPROVED BY MAJORITY STOCKHOLDERS

This Information Statement contains a brief summary of the material aspects of the actions approved by our Board and the consenting Majority Stockholders.

ITEM 1.    ENTRY INTO SECURITIES PURCHASE AGREEMENT FOR THE SALE OF PRE-FUNDED WARRANTS

Transaction Summary

On May 1, 2025, the Company entered into the Purchase Agreement and registration rights agreement (the “Registration Rights Agreement”) with the investors identified on the signature pages thereto (the “Investors”) for the issuance and sale in a private placement of the following securities to the Investors for gross proceeds of approximately $24.0 million (the “Offering”): (i) 2,210,866 shares (the “Shares”) of the Company’s common stock, par value

$0.00001 per share (“Common Stock”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,453,753 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.0014 per share, as adjusted for the Stock Split. The purchase price for one share of Common Stock was $6.5714 and the purchase price for one Pre-Funded Warrant was $6.5700 per share, in each case as adjusted for the Stock Split. On May 5, 2025, the Company closed on the sale of the Shares and Pre-Funded Warrants.

The Pre-Funded Warrants are exercisable twenty-one days after the Company mails a Definitive Information Statement on Schedule 14C with respect to stockholder approval of such exercise and will not expire until exercised in full. The exercise price and number of Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrant are subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the exercise price. The Pre-Funded Warrant may be exercised, in whole or in part, at any time by means of a “cashless exercise.” Pre-Funded Warrants for certain Investors provide that the holder may not exercise any portion of such holder’s Pre-Funded Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise.

Pursuant to the terms of the Purchase Agreement, the Company is prohibited from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or securities convertible or exercisable into Common Stock for a period commencing on the date of the Securities Purchase Agreement, and expiring the earlier of (a) 60 days after the closing date of the Offering and (b) 30 days following the effective date of a shelf registration statement of the Company registering the resale of the Shares and the Pre-Funded Warrant Shares, subject to certain exceptions for issuances in connection with previously issued securities, stock split or similar transactions, in connection with the Company’s equity plans, or under at-the-market offering agreements.

Under the Registration Rights Agreement, the Company agreed to file a registration statement for the resale of the Shares and the Pre-Funded Warrant Shares within 30 days of the closing under the Securities Purchase Agreement, and to use commercially reasonable efforts to have the registration statement declared effective within as soon as practicable after filing.

This summary is intended to provide you with basic information concerning the Purchase Agreement, the Pre-Funded Warrants and the Registration Rights Agreement. The full text of each of the Purchase Agreement, the form of Pre-Funded Warrant and the Registration Rights Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 5, 2025.

Interests of Certain Persons

None of the Company’s directors or executive officers have any interest in the transaction approved by the Majority Stockholders and described in this Information Statement except in their capacity as holders of Common Stock and Series A Preferred Stock.

Reasons for Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Stock Market LLC, and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d), in relevant part, requires stockholder approval prior to” the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. Therefore, under the Purchase Agreement, the parties agreed not to issue and sell shares in excess of 19.99% of the Company’s outstanding Common Stock (or 2,211,342 shares), calculated as of the May 1, 2025 closing date (the “Exchange Cap”), unless we sought and obtained the approval of our stockholders to issue and sell shares in excess of such Exchange Cap.

On May 1, 2025, our Board approved by unanimous written consent the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding Common Stock as the date of the Purchase Agreement, at prices that are less than the lower of (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities on the date of entry into the Purchase Agreement, pursuant to Nasdaq Listing Rule 5635(d).

Nasdaq Listing Rule 5635(d) requires stockholder approval for the issuance of common stock if the issuance will result in the issuance of 20% or more of the Company’s Common Stock outstanding before the issuance. For purposes of Nasdaq Listing Rule 5635(d), written consent of the holders of a majority of the shares of common stock entitled to vote constitutes stockholder approval. Under Section 228 of the DGCL, our certificate of incorporation and our bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing.

Therefore, to ensure compliance with Nasdaq Listing Rule 5635(d), the Majority Stockholders, on May 20, 2025, approved the issuance of shares of Common Stock to the Investors in excess of the Exchange Cap under the terms of the Purchase Agreement and the Pre-Funded Warrants.

Effect on Current Stockholders

The issuance of the Pre-Funded Warrant Shares under the Pre-Funded Warrants, in accordance with the terms of the Purchase Agreement, will increase the number of shares of Common Stock outstanding by a total of 1,453,753 shares of Common Stock (assuming full exercise of the Pre-Funded Warrants), and our existing stockholders will incur a resulting dilution of their ownership percentage. Because the number of Pre-Funded Warrant Shares will only be issuable upon exercise of the Pre-Funded Warrants, and it is unknown when the Pre-Funded Warrants will be exercised, if ever, the ultimate dilutive effect cannot be conclusively determined until such time the Pre-Funded Warrants are exercised. In addition, certain of the Investors are subject to a 4.99% or 9.99% beneficial ownership limitation, which may be increased upon the election of the Investor to any other percentage not in excess of 9.99% upon the exercise of the Pre-Funded Warrants. The timing of the Investors’ exercise of the Pre-Funded Warrants are subject to certain limitations.

The Company expects to file a registration statement to permit the public resale of the Pre-Funded Warrant Shares upon an Investor’s exercise of the Pre-Funded Warrants issued to such Investors in accordance with the Purchase Agreement. Upon exercise, each Investor may resell some or all of the Pre-Funded Warrant Shares, subject to the above referenced beneficial ownership limitations, and such sales could cause the market price of our Common Stock to decline.

ITEM 2.    AMENDMENT TO THE COMPANY’S 2023 EQUITY INCENTIVE PLAN

This discussion of this item is qualified in its entirety by reference to the 2023 Equity Incentive Plan, as amended.

In September 2023, the Board and the stockholders of the Company approved the Company’s 2023 Equity Incentive Plan (the “Plan”), effective as of September 29, 2023. The Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) restricted stock unit awards and (v) performance awards. The Plan is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

On April 10, 2025, our Board authorized and approved an amendment (“Plan Amendment”) to the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan to 3,500,000 shares of Common Stock in aggregate, of which 2,502,710 will be available for future awards. On May 20, 2025, the Majority Stockholders consented to the Plan Amendment. The Plan is attached hereto as Appendix A.

Interests of Certain Persons

Members of our Board of Directors and our executive officers are eligible to receive awards under the terms of the Plan.

Reasons for Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Stock Market LLC, and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(c), in relevant part, requires stockholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants.

For purposes of Nasdaq Listing Rule 5635(c), written consent of the holders of a majority of the shares of common stock entitled to vote constitutes stockholder approval. Under Section 228 of the DGCL, our certificate of incorporation and our bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing.

Therefore, to ensure compliance with Nasdaq Listing Rule 5635(c), the Majority Stockholders, on May 20, 2025, approved the Plan Amendment.

Summary of Material Features of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached as Appendix A to this Information Statement. You also may obtain a copy of the Plan, free of charge, by writing to the Company, 6401 Congress Avenue, Suite 250, Boca Raton, Florida, 33487, Attn: Investor Relations.

Authorized Shares

A total of 997,290 shares of our Common Stock have previously been approved to be issued for awards under the Plan since 2021, including shares added at the beginning of the 2025 fiscal year, as described below. An additional 2,502,710 shares of Common Stock have been added to the Plan totaling 3,500,000 shares of Common Stock in aggregate, subject to shareholder approval. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan, the number of shares available for issuance under the Plan is increased on the first day of each fiscal year beginning with the 2024 fiscal year, in an amount equal to the least of (a) a number of shares equal to three percent (3%) of the total number of shares of all classes of our Common Stock outstanding on the last day of the immediately preceding fiscal year minus the total number of shares reserved and available for issuance under the Company’s Janover Inc. 2021 Equity Incentive Plan, which shall continue to remain in force concurrently with the Plan.

Additionally, if any award issued pursuant to the Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, as provided in the Plan, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by us or are forfeited to us due to the failure to vest, such shares will become available for future grant under the Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the Plan. To the extent an award under the Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in the Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated above, plus, to the extent allowable under Section 422 of the Internal Revenue Code and regulations promulgated thereunder, any shares that become available for issuance under the Plan in accordance with the foregoing.

Plan Administration

One or more committees appointed by our Board will administer the Plan. Initially, the Compensation Committee shall administer the Plan. In addition, if we determine it is desirable to qualify transactions under the Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the Plan, the administrator has the power to administer the Plan and make all determinations deemed necessary or advisable for administering the Plan, including the power to determine the fair market value of our Common Stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the Plan and awards granted under it, prescribe, amend and rescind rules relating to the Plan, rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the administrator may deem necessary or advisable and modify or amend each award (subject to the provisions of the Plan), including the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option or stock appreciation right (subject to the provisions of the Plan), to allow participants to satisfy withholding tax obligations in a manner permissible under the Plan, to authorize any person to execute on behalf of us any instrument required to effect the grant of an award previously granted by the administrator and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the Plan, other than incentive stock options, may be granted to employees of the Company (including officers and directors) or a parent or subsidiary, members of our Board or consultants engaged to render bona fide services to us or a parent or subsidiary. Incentive stock options may be granted only to our employees or a subsidiary, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for our securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

Stock Options

Stock options may be granted under the Plan. The exercise price of options granted under the Plan generally must at least be equal to the fair market value of our Common Stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units (“RSUs”)

RSUs may be granted under the Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. Subject to the provisions of the Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our Common Stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Awards

Performance awards may be granted under the Plan. Performance awards are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will set objectives or vesting provisions, that, depending on the extent to which they are met, will determine the value the payout for the performance awards. The administrator may set vesting criteria based on the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion. Each performance award’s threshold, target, and maximum payout values are established by the administrator on or before the grant date. After the grant of a performance award, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance award. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, in shares, or in some combination thereof.

Non-Employee Directors

The Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the Plan. The Plan includes a maximum limit of $500,000 of equity awards that may be granted to a non-employee director in any fiscal year, increased to $750,000 in connection with his or her initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with accounting principles generally accepted in the United States). Any equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors.

Non-transferability of Awards

Unless the administrator provides otherwise, the Plan generally does not allow for the transfer of awards other than by will or by the laws of descent and distribution and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Plan, the administrator will adjust the number and class of shares that may be delivered under the Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in the Plan.

Dissolution or Liquidation

In the event of the Company’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable, and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The Plan provides that in the event of the Company’s merger with or into another corporation or entity or a “change in control” (as defined in the Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs or performance awards will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of the Company’s subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable.

Clawback

Awards are subject to the Company’s Clawback Policy adopted pursuant to the Nasdaq listing standards and the Dodd-Frank Wall Street Reform and Consumer Protection Act. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return or reimburse the Company all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the Plan provided such action does not impair the existing rights of any participant. The terms of outstanding awards may be amended without stockholder approval to reduce the exercise price of outstanding options or stock appreciation rights, or to cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original option or stock appreciation right. The Plan automatically will terminate on the tenth anniversary of the date the Plan was duly adopted by the Board and the Majority Stockholder.

EXECUTIVE COMPENSATION

All share and per share amounts presented in this section titled “Executive Compensation” have not been retroactively adjusted where applicable to reflect the Stock Split.

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our named executive officers (as defined under Item 402(m) of Regulation S-K) during the last two fiscal years.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(3)	Option awards ($)(4)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
Blake Janover,	2024	$478,654	$20,000	$—	$—	$—	$—	$—	$498,654
Former Chief Executive Officer and President(2)	2023	$255,041	$168,750	$—	$—	$—	$—	$128,267	$552,058
Bruce Rosenbloom,	2024	$251,923	$30,000	—	$—	$—	$—	$—	$281,923
Former Chief Financial Officer(3)	2023	$63,077	$24,000	$292,500	$—	$—	$—	$—	$379,577

____________

(1)      Consists of $0 and 128,267 in management fees paid to Blake Elliot, Inc. an entity wholly owned by Mr. Janover, in 2024 and 2023, respectively.

(2)      Blake Janover served as the Chief Executive Officer of the Company from October 2022 until April 2025.

(3)      Bruce Rosenbloom served as the Chief Financial Officer of the Company from September 2023 until April 2025.

(4)      The determination of the value of option awards is based upon the Black-Scholes Option pricing model.

Changes in Management

On April 4, 2025, the Board made the following officer appointments:

•        Joseph Onorati was appointed by the Board as the Chief Executive Officer of the Company. Mr. Onorati, age 41, most recently served as chief strategy officer at Kraken Digital Asset Exchange, working at Kraken from 2016 to 2024. Previously, he was at CaVirtEx, the first Bitcoin exchange in Canada, from 2013 to 2015 where he was appointed as interim CEO, until he sold the company to Coinsetter, which was later acquired by Kraken. Mr. Onorati succeeds Mr. Janover as CEO of the Company. Mr. Janover will remain as an employee of the Company serving as Chief Commercial Officer and will lead the Company’s existing AI-powered online commercial real estate platform.

•        Parker White was appointed by the Board as the Chief Operating Officer and Chief Investment Officer of the Company. Mr. White, age 31, previously served as an Engineering Director at Kraken Digital Asset Exchange from December 2018 to March 2025. He also runs a Solana validator with $75 million in delegated stake. Earlier in his career, Mr. White served as the Director of Research and Trading for TCG Advisors, a $2 billion institutional asset manager, from May 2014 to December 2018.

•        Blake Janover, former CEO of the Company, was appointed by the Board as the Chief Commercial Officer of the Company.

On April 17, 2025, the Board appointed Fei “John” Han as Chief Financial Officer of the Company. Mr. Han brings over fifteen (15) years of experience across traditional finance and crypto, with a track record of leadership at some of the crypto industry’s most recognized institutions. Most recently, he served as CFO at blockchain-company Provable, and prior to that, held multiple senior roles at Binance including Vice President of Finance and Head of Finance for Europe, the Middle East, Africa, LATAM, and Canada. Earlier in his career, he led Strategic Finance at Kraken, where he worked closely with Mr. White and Mr. Onorati and played a key role in scaling the business during a period of rapid growth. Mr. Han began his career in equity research at Goldman Sachs and later served as an investor at Nezu Asia Capital and Driehaus Capital. Mr. Han succeeds Mr. Rosenbloom as CFO of the Company. Mr. Rosenbloom will remain will continue to work with the Company in a senior advisory role and will enter into an employment/consulting agreement for services to be provided to the Company at a later date.

Employment Agreements

Blake Janover Employment Agreement

On October 10, 2022, we entered into an employment agreement with Blake Janover pursuant to which Mr. Janover agreed to serve as the Chief Executive Officer and Chairman of the Board of Directors of the Company. The term of the Agreement commenced with the closing date of our initial public offering (the “Effective Date”) and shall continue until the second (2nd) anniversary thereof (the “Initial Term”), unless terminated earlier pursuant to the terms of the Agreement; provided that, on such second (2nd) anniversary of the Effective Date and each one (1) year annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one (1) years (each “Renewal Term”), unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days prior to the applicable Renewal Date.

For services performed by Mr. Janover under the Agreement, Company agreed to pay Mr. Janover an annual base salary during the Initial Term at the rate of $375,000 and $475,000 for the subsequent year, subject to the recommendation of the Compensation Committee and approval of the Board (with Mr. Janover recusing himself from such vote) (the “Base Salary”). During the remainder of the Term, the Base Salary was to be reviewed by the Compensation Committee and/or the Board each year, and the Board could, from time to time, increase such Base Salary.

For each fiscal year of the Company during the Term, the Company allowed Mr. Janover to earn an incentive bonus equal to fifty percent (50%) of the Base Salary for such fiscal year and shall be payable to the extent the applicable performance goals were achieved (which goals and payment matrices were set by the Compensation Committee of the Board in its discretion). Also, during the Term, Mr. Janover was entitled to receive equity awards either now or in the future, on terms and conditions similar to those applicable to other executive officers of the Company generally, inside or outside of any established equity plan. The amount and terms of the long-term incentive awards awarded to Mr. Janover shall be set by the Compensation Committee in its discretion.

During the Term, if (i) a Change in Control occurred, Mr. Janover was to be paid a bonus (the “Change in Control Transaction Bonus”), in cash, equal to two (2) times the Base Salary as in effect immediately before such Change in Control. If applicable, the Change in Control Transaction Bonus was to be paid in a lump sum within fifteen (15) days after the consummation of such Change in Control and the following certification by the Board of the occurrence of clauses (i) and (ii) above.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed by the Company with the Securities and Exchange Commission) whereby any “Person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an Mr. Janover benefit plan maintained by the Company or any of its subsidiaries or a “Person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13(d)(3) under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

(ii)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions:

(A)    which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the Person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such Person, the “Successor Entity”) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)    after which no Person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no Person or group shall be treated as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Company may terminate the Agreement due to the death or disability. The Company may also terminate the Agreement with or without “Cause.” Mr. Janover may also terminate the Agreement with or without “Good Reason.”

“Cause” means the occurrence of one or more of the following events:

(i)     Mr. Janover’s continued refusal or failure to perform (other than by reason of disability) Mr. Janover’s material duties and responsibilities to Company if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Janover, or Mr. Janover’s continued refusal or failure to follow any reasonable lawful direction of the Board if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Janover;

(ii)    willful, grossly negligent or unlawful misconduct by Mr. Janover which causes material harm to Company or its reputation;

(iii)   the Company is directed in writing by regulatory or governmental authorities to terminate the employment of Mr. Janover or Mr. Janover engages in activities that: (i) are not approved or authorized by the Board, and (ii) cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on Company; or

(iv)   a conviction, plea of guilty, or plea of nolo contendere by Mr. Janover, of or with respect to a criminal offense which is a felony or other crime involving dishonesty, disloyalty, fraud, embezzlement, theft, or similar action(s) (including, without limitation, acceptance of bribes, kickbacks or self-dealing), or the material breach of Mr. Janover’s fiduciary duties with respect to Company.

“Good Reason” means, without Mr. Janover’s express written consent: (i) a material reduction in the Base Salary, then in effect, except a material diminution generally affecting all of the members of the Company’s management, (ii) a material reduction in job title, position or responsibility, (iii) a material breach of any term or condition contained in the Agreement, or (iv) a relocation of Mr. Janover’s principal worksite that is more than fifty (50) miles from Mr. Janover’s principal worksite as of the Effective Date. However, none of the foregoing events or conditions will constitute “Good Reason” unless (i) Mr. Janover provides Company with written notice of the existence of Good Reason within ninety (90) days following the occurrence thereof, (ii) Company does not reverse or otherwise cure the event or condition within thirty (30) days of receiving that written notice, and (iii) Mr. Janover resigns Mr. Janover’s employment within thirty (30) days following the expiration of that cure period.

If the Company terminates the Agreement for Cause, Mr. Janover will receive Mr. Janover’s earned but unpaid Base Salary and unreimbursed expenses. Except as provided herein, Company will have no further obligation to Mr. Janover upon the termination of Mr. Janover’s employment.

In the event of a termination of Mr. Janover’s employment without Cause, in addition to the Final Compensation, Mr. Janover shall receive:

(1)    continuation of the Base Salary, at the rate in effect as of the date immediately preceding the date of termination, until the earlier of: (x) the Term end date and (y) the first anniversary of the date of termination (provided, however, if the date of termination is after the first anniversary of the Effective Date, the period pursuant to this subsection shall be eighteen (18) months after the date of termination);

(2)    if the date of termination occurs after the end of a calendar year but prior to the date on which a Bonus under the Agreement, the Bonus; and

(3)    payment of a pro-rata portion of the amount of the Bonus for the year in which termination occurs that would have been payable based on actual performance determined under the terms of the Bonus as then in effect for such year.

If Mr. Janover terminates the Agreement other than for Good Reason, Mr. Janover will receive Mr. Janover’s earned but unpaid Base Salary and unreimbursed expenses.

If a Change in Control occurs, and on, or at any time during the 24 months following, the Change in Control, (i) the Company terminates Mr. Janover’s employment for any reason other than Cause or disability, or (ii) Mr. Janover terminates Mr. Janover’s employment for Good Reason, Mr. Janover shall be entitled to the following benefits:

(1)    A severance equal to two times the sum of Mr. Janover’s Base Salary and Bonus (the full, non-prorated Bonus for the year of termination assuming attainment of the targeted performance goals at the 100% pay-out level).

(2)    Mr. Janover also shall be entitled to receive any and all vested benefits accrued under any other incentive plans to the date of termination of employment, the amount, entitlement to, form, and time of payment of such benefits to be determined by the terms of such incentive plans. For purposes of calculating Mr. Janover’s benefits under the incentive plans, Mr. Janover’s employment shall be deemed to have terminated under circumstances that have the most favorable result for Mr. Janover under the applicable incentive plan.

(3)    If, upon the date of termination of Mr. Janover’s employment, Mr. Janover holds any awards with respect to securities of the Company, (i) all such awards that are options shall immediately become vested and exercisable upon such date and shall be exercisable thereafter until the earlier of the third (3rd) year anniversary of Mr. Janover’s termination of employment or the expiration of the full term of the options; (ii) all restrictions on any such awards of restricted stock, restricted stock units or other awards shall terminate or lapse, and all such awards of restricted stock, restricted stock units or other awards shall be vested and payable; and (iii) all performance goals applicable to any such performance-based awards that are “in cycle” (i.e., the performance period is not yet complete) shall be deemed satisfied at the “target” level (assuming 100% pay-out), and (iv) all such awards shall be paid in accordance with the terms of the applicable award agreement.

Bruce Rosenbloom Employment Agreement

We entered into an Employment Agreement with Mr. Rosenbloom effective September 7, 2023 (the “Effective Date”), which entitled Mr. Rosenbloom to an annual base salary of (I) $200,000 from the Effective Date through December 31, 2023 (“Initial Term”), (II) $250,000 from January 1, 2024 through December 31, 2024, and (III) $300,000 from January 1, 2025 through the end of the Initial Term, all subject to any applicable revision by the Board of Directors of the Company (the “Board”). Mr. Rosenbloom was also eligible for a target annual discretionary performance bonus of up to 40% of his applicable annual base salary, based on individual and corporate performance goals set by the Board of the Company. Pursuant to the terms of the Employment Agreement, Mr. Rosenbloom was granted, effective as of Mr. Rosenbloom’s first day of employment with the Company (the “Grant Date”), a restricted stock unit award for 28,125 shares of the Company’s Common Stock pursuant to the terms of a RSU grant notice and form award agreement (the “RSU Award”) under the Company’s equity incentive plan. The RSU Award vests as to 25% of the shares underlying the RSU Award on the first anniversary of the Grant Date and, the remaining shares subject to the RSU Award, shall vest and become exercisable in equal monthly installments on the last day of each full month over the next thirty-six (36) months following the first anniversary of Grant Date, subject to his continued service. If during Mr. Rosenbloom’s employment with the Company, the Company consummates a Change in Control (as defined in the Employment Agreement), then 100% of the unvested portion of the RSU Award shall fully vest immediately at the effectiveness of such Change in Control.

If Mr. Rosenbloom’s employment was terminated (i) by the Company for any reason other than “Cause” (as defined in the Employment Agreement), (ii) for “Good Reason” (as defined in the Employment Agreement) the Company was to provide Mr. Rosenbloom with the following benefits and rights: (a) a severance payment in an amount equal to (i) six (6) months of Mr. Rosenbloom’s then-current base salary (if effected after first anniversary of the Effective Date), or (ii) twelve (12) months of Mr. Rosenbloom’s then-current base salary (if effected after second anniversary of the Effective Date), (b) a pro-rata portion of the amount of bonus for the year in which termination occurs, and (c) COBRA coverage for twelve-four (12) months from the termination date, or for six (6) months from the termination date, if such termination is after the first anniversary of the Effective Date. Except for this, at Change in Control or at any time during the following 24 months, if Mr. Rosenbloom was terminated or terminated his employment for any reason other than Cause (as defined in the Employment Agreement) or Disability (as defined in the Employment Agreement), the Company was to pay a severance benefit of (a) two times the sum of Mr. Rosenbloom’s then base salary, and (b) full, non-pro-rated bonus for the year of termination, apart from the immediate vesting of his then 100% of the unvested portion of the RSU Award.

Joseph Onorati Employment Agreement

We entered into an Employment Agreement with Mr. Onorati effective April 9, 2025, which entitles Mr. Onorati to an annual base salary of $574,000. Mr. Onorati is also eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary and equity awards as determined from time to time by the Compensation Committee of the Board.

If Mr. Onorati’s employment is terminated by the Company without cause or by Mr. Onorati for good reason (each as defined in the agreement), he will be entitled to the amount equal to the sum of: (i) the base salary earned but not paid through the date of termination of employment, (ii) any business and related expenses and allowances incurred by Mr. Onorati or to which he is otherwise entitled, subject to certain limitations, and (iii) any other supplemental compensation, insurance, retirement or other benefits due and payable or otherwise required to be provided (the “Final Compensation”). In addition, the Final Compensation Mr. Onorati will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. Onorati’s employment is terminated by the Company without cause or by Mr. Onorati for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months.

John (Fei) Han Employment Agreement

We entered into an Employment Agreement with Mr. Han effective April 17, 2025, which entitles Mr. Han to an annual base salary of $450,000. Mr. Han is also eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary and equity awards as determined from time to time by the Compensation Committee of the Board.

If Mr. Han’s employment is terminated by the Company without cause or by Mr. Han for good reason (each as defined in the agreement), he will be entitled to the amount equal to the sum of: (i) the base salary earned but not paid through the date of termination of employment, (ii) any business and related expenses and allowances incurred by Mr. Han or to which he is otherwise entitled, subject to certain limitations, and (iii) any other supplemental compensation, insurance, retirement or other benefits due and payable or otherwise required to be provided (the “Final Compensation”). In addition to the Final Compensation, he will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. Han’s employment is terminated by the Company without cause or by Mr. Han for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months.

Parker White Employment Agreement

We entered into an Employment Agreement with Mr. White effective April 15, 2025, which entitles him to an annual base salary of $443,000. Mr. White is also eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary and equity awards as determined from time to time by the Compensation Committee of the Board.

If Mr. White’s employment is terminated by the Company without cause or by Mr. White for good reason (each as defined in the agreement), he will be entitled to the amount equal to the sum of: (i) the base salary earned but not paid through the date of termination of employment, (ii) any business and related expenses and allowances incurred by Mr. White or to which he is otherwise entitled, subject to certain limitations, and (iii) any other supplemental compensation, insurance, retirement or other benefits due and payable or otherwise required to be provided (the “Final Compensation”). In addition to the Final Compensation, Mr. White will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. White’s employment is terminated by the Company without cause or by Mr. White for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months.

Equity Compensation

Our executive officers may be granted options or other equity awards under the Plan to purchase shares of our Common Stock from time to time as approved by our Board.

Employee Benefits and Perquisites

Our executive officers are entitled to reimbursement for all expenses reasonably incurred in connection with the performance of their duties as executive officers of the Company.

Retirement Plans

We do not offer retirement plans to our executive officers.

Outstanding Equity Awards at Fiscal Year-End

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our executive officers. Our Board or an authorized committee thereof is responsible for approving equity grants. The following table reflects information regarding outstanding equity-based awards held by our named executive officers as of December 31, 2024.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units that have not vested	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)	Award expiration date
Blake Janover – Former CEO (PEO)	—	—	—	$—	—	—	$—	—	—
Bruce Rosenbloom – Former CFO (PFO)	—	—	—	$—	—	18,163	$88,181	18,163	09/30/2027

Director Compensation

During the years ended December 31, 2024 and 2023, the Company incurred approximately $184,000 and $81,000 in director fees, respectively.

We do not have any compensation arrangements or agreements with any of our directors or director nominees other than the agreements described below.

•        On July 24, 2023, the Company granted Bill Caragol, an independent director, non-qualified stock options exercisable for 12,500 shares of Common Stock for $32.00 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered.

•        On July 26, 2024, the Company granted Bill Caragol, an independent director, 3,125 RSUs in accordance with his Board of Director Agreement. The RSUs will vest over a period of 2 years.

•        On February 10, 2025, the Company granted Bill Caragol, an independent director, non-qualified stock options exercisable for 12,500 shares of Common Stock for $5.35 per share under the Plan. The stock options will vest over a period of 4 years.

•        On April 9, 2025, the Company granted Bill Caragol, an independent director, 3,125 RSUs under the Plan. The RSUs will vest over a period of 4 years.

•        On April 9, 2025, the Company granted Joseph Onorati, Chairman of the Board and Chief Executive Officer, qualified stock options exercisable for 43,140 shares of Common Stock for $27.38 under the Plan. The stock options will vest over a period of 4 years.

•        On April 9, 2025, the Company granted Blake Janover, a director and Chief Commercial Officer, 10,000 RSUs under the Plan. The RSUs will vest over a period of 4 years.

•        On April 9, 2025, the Company granted Marco Santori, an independent director, 10,000 RSUs under the Plan. The RSUs vested upon the April 9, 2025 issuance.

•        On April 9, 2025, the Company granted Zachary Tai, an independent director, 1,000 RSUs under the Plan. The RSUs will vest over a period of 4 years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 20, 2025, for (i) each of our named executive officers and directors, (ii) all of our named executive officers and directors as a group, and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons have the right to acquire within sixty (60) days of May 20, 2025, are deemed to be outstanding for such person, but not deemed to be outstanding to compute the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o DeFi Development Corp., 6401 Congress Avenue, Suite 250, Boca Raton, Florida 33487.

	Common Stock			Series A Preferred Stock		Voting Power
Name of Beneficial Owner	Shares		%(1)	Shares	%(2)
Officers and Directors
Joseph Onorati, Chairman and Chief Executive Officer(3)	2,216,137		15.27%	4,500	45.00%	41.23%
Fei (John) Han, Chief Financial Officer(4)	—		* %	1,000	10.00%	8.73%
Parker White, Chief Operating Officer and Chief Investment Officer(5)	3,489,171		24.05%	4,500	45.00%	42.35%
Blake Janover, Chief Commercial Officer and Director	8,281	(6)	* %	—	—	—
William Caragol, Director	30,625	(7)	* %	—	—	—
Marco Santori, Director	70,000	(8)	* %	—	—	—
Zachary Tai, Director	—	(9)	* %	—	—	—
All executive officers and directors (7 persons)	5,751,928		39.64%	10,000	100.00%	92.41%

5% or more Stockholders
Defi Dev LLC	2,884,287	(10)	19.88%	5,500	55.00%	50.55%
3277447 Nova Scotia Ltd.	2,216,137	(11)	15.27%	4,500	45.00%	41.23%
Payward, Inc.	1,605,660	(12)	9.96%	—	—	—

____________

*        Less than 1%

(1)      Based on 14,508,774 shares of common stock outstanding as of May 20, 2025, which includes additional shares issued pursuant to the Stock Split.

(2)      Based on 10,000 shares of Series A Preferred Stock outstanding as of May 20, 2025. Each share of Series A Preferred Stock is entitled to 10,000 votes per share on all matters entitled to be voted upon by the common stock unless otherwise prohibited by law.

(3)      Consists of 2,216,137 shares of common stock held by 3277447 Nova Scotia Ltd, of which Mr. Onorati is the president and director and does not include 301,980 shares of common stock issuable pursuant to a qualified stock option granted to Mr. Onorati under the Company’s 2023 Equity Incentive Plan (“2023 Plan”) on April 9, 2025, for $3.91 per share. The stock option grant will vest over a period of four years. The shares of Series A Preferred Stock are held by 3277447 Nova Scotia Ltd, of which Mr. Onorati is the president and director.

(4)     Does not include 180,985 shares issuable pursuant to a qualified stock option granted to Mr. Han under the 2023 Plan on April 9, 2025, for $3.91 per share. The stock option grant will vest over a period of four years. The shares of Series A Preferred Stock are held by DeFi Dev LLC of which Mr. Han is a member. DeFi Dev LLC is a manager-managed limited liability company. However, as a member Mr. Han may be deemed to share beneficial ownership of the ordinary shares held of record by the DeFi Dev LLC. Mr. Han disclaims any beneficial ownership of the reported shares, other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)      Consists of 3,489,171 shares of common stock, of which 604,884 shares are held by SolSync Solutions Partnership of which Mr. White is the sole partner and 2,884,287 shares are held by DeFi Dev LLC of which Mr. White serves as manager and does not include 191,989 shares of common stock issuable upon pursuant to a qualified stock option granted to Mr. White under the Company’s 2023 Plan on April 9, 2025, for $3.91 per share. The stock option grant will vest over a period of four years. The shares of Series A Preferred Stock are held by DeFi Dev LLC, of which Mr. White is the manager.

(6)      Consists of 8,281 shares of common stock and does not include 70,000 shares of common stock issuable upon the vesting of RSUs granted to Mr. Janover under the Company’s 2023 Plan on April 9, 2025. The RSU grant will vest over a period of four years.

(7)      Consists of 30,625 shares of common stock, which does not include (i) 87,500 shares of common stock issuable upon pursuant to a non-qualified stock option granted to Mr. Caragol under the Company’s 2023 Plan on July 24, 2023, for $4.57 per share, (ii) 87,500 shares of common stock issuable upon pursuant to a non-qualified stock option granted to Mr. Caragol under the Company’s 2023 Plan on February 10, 2025, for $0.76 per share and (iii) 21,875 shares of common stock issuable upon the vesting of RSUs granted to Mr. Caragol under the Company’s 2023 Plan on April 9, 2025. The stock option and RSU grants will vest over a period of four years.

(8)      Consists of 70,000 shares of common stock which were issued upon the vesting of RSUs granted to Mr. Santori under the Company’s 2023 Plan on April 9, 2025. The RSU grant vested upon the April 9, 2025 issuance. DeFi Dev LLC is a manager-managed limited liability company. However, as a member Mr. Santori may be deemed to share beneficial ownership of the ordinary shares held of record by the DeFi Dev LLC. Mr. Santori disclaims any beneficial ownership of the reported shares, other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(9)      Does not include 7,000 shares of common stock issuable upon the vesting of RSUs granted to Mr. Tai under the Company’s 2023 Plan on April 9, 2025. The RSU grant will vest over a period of four years.

(10)    As of April 4, 2025, based on information provided in a Schedule 13D filed April 8, 2025. DeFi Dev LLC listed its address as 1530 P B Ln W5205, Wichita Falls, TX 76302. The principal business of the DeFi Dev is to operate as an acquisition entity to hold the Common Shares acquired by certain Reporting Persons. DeFi Dev is a manager-managed limited liability company, with Parker White, COO & CIO of Janover Inc., serving as manager.

(11)    As of April 4, 2025, based on information provided in a Schedule 13D filed April 8, 2025. 3277447 Nova Scotia Ltd. (“NS Corp”) listed its address as Box 287, Port Williams, Nova Scotia, B0P1T0, Canada. The principal business of the NS Corp is consulting. NS Corp is a corporation formed under the laws of Canada.

(12)    Based on information provided by Payward, Inc., as of May 12, 2025. Reflects shares issuable upon the conversion of the aggregate principal amount of Notes (excluding shares issuable in respect of accrued and unpaid interest on the date of conversion) and/or exercise of Warrant 1 and Warrant 2, subject to the beneficial ownership blockers described below. The Notes, Warrant 1 and Warrant 2 prohibit the conversion or exercise thereof, as applicable, if after giving effect to such exercise, the beneficial ownership of Payward, Inc. and its affiliates and any person whose beneficial ownership would be attributable to such entities, would exceed 9.99%. Without giving effect to the beneficial ownership blockers, Payward, Inc. would be able to acquire a total of 2,076,550 shares of common stock. Payward, Inc. listed its address as 1603 Capitol Ave., Suite 517B, Cheyenne, WY 82001.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information about our equity compensation plans as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	509,789	$0.08	498,183
Equity compensation plans not approved by security holder	—	—	—
Total	509,789	$0.08	509,789

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. These forward-looking statements are just predictions and involve significant risks and uncertainties, many of which are beyond our control, and actual results may differ materially from these statements. Factors that could cause actual outcomes or results to differ materially from those reflected in forward-looking statements include, but are not limited to, those discussed in our filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, information statements, and other information with the SEC, to satisfy our compliance and disclosure requirements under the Exchange Act. The Company’s SEC filings are made available electronically to the public at the SEC’s website located at http://www.sec.gov.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. The Company is incorporating by reference the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2025, which includes all of the agreements related to the Offering entered into by the Company with the Investors.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at DeFi Development Corp., 6401 Congress Avenue, Suite 250, Boca Raton, Florida, 33487, Attn: Investor Relations, or by telephoning the Company at (561) 559-4111.

DOCUMENT DELIVERY FOR SHARED ADDRESSES

We appreciate your cooperation with our effort to send fewer mailings to households that share an address. If we are sending one copy of our documents to a shared address but you would prefer your own copy, just let us know. You can request this by writing or calling us at the contact details provided. If you are currently receiving multiple copies at a shared address and would prefer just one copy for the household, please inform us in the same way.

OTHER MATTERS

The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Information Statement. This Information Statement is dated May [            ], 2025. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

By Order of the Board of Directors,

Joseph Onorati, Chairman & CEO
May [ ], 2025

APPENDIX A

DeFI DEVELOPMENT CORP.
(FORMERLY JANOVER INC.)
2023 EQUITY INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of this Plan are:

•             to attract and retain the best available personnel for positions of substantial responsibility,

•             to provide additional incentive to Employees, Directors and Consultants, and

•             to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2.           Definitions. As used herein, the following definitions will apply:

2.1         “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

2.2         “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3         “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.

2.4         “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.5         “Board” means the Board of Directors of the Company.

2.6         “Change in Control” means the occurrence of any of the following events:

(a)         Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b)         Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)         Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7         “Clawback Policy” has the meaning set forth in Section 24.

2.8         “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9         “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

2.10       “Common Stock” means the common stock of the Company.

2.11       “Company” means Janover Inc., a Delaware corporation, or any successor thereto.

2.12       “Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

2.13       “Director” means a member of the Board.

2.14       “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.15       “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16       “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.17       “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.18       “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a)         if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)         if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)         for purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(d)         in the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.19       “Fiscal Year” means the fiscal year of the Company.

2.20       “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

2.21       “Legal Representative” has the meaning set forth in Section 6.6.4.

2.22       “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.23       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24       “Option” means a stock option granted pursuant to the Plan.

2.25       “Outside Director” means a Director who is not an Employee.

2.26       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

2.27       “Participant” means the holder of an outstanding Award.

2.28       “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.

2.29       “Performance Period” has the meaning set forth in Section 10.1.

2.30       “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.31       “Person” has the meaning set forth in Section 2.6(a).

2.32       “Plan” means this Janover Inc. 2023 Equity Incentive Plan, as may be amended from time to time.

2.33       “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

2.34       “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

2.35       “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.36       “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.37       “Section 16b” means Section 16(b) of the Exchange Act.

2.38       “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.39       “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.40       “Service Provider” means an Employee, Director or Consultant.

2.41       “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

2.42       “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.43       “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

2.44       “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.45       “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.           Stock Subject to the Plan.

3.1         Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to 1,500,000 Shares. In addition, Shares may become available for issuance under Sections 3.2 and 3.3 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

3.2         Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2024 Fiscal Year, in an amount equal to (a) a number of Shares equal to three percent (3%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, less the amount of shares of common stock of the Company available for grant under any of the other equity incentive plans of the Company, or (b) such number of Shares determined by the Board/Administrator no later than the last day of the immediately preceding Fiscal Year.

3.3         Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1, plus, to the extent allowable under Code Section 422 and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3.2 and 3.3.

3.4         Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.           Administration of the Plan.

4.1         Procedure.

4.1.1      Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan. The Compensation Committee of the Board initially will be the Administrator of the Plan.

4.1.2      Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3      Other Administration. Other than as provided above, the Plan will be administered by (i) the Board or (ii) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.2         Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a)         to determine the Fair Market Value;

(b)         to select the Service Providers to whom Awards may be granted hereunder;

(c)         to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

(d)         to approve forms of Award Agreements for use under the Plan;

(e)         to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;

(f)          to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;

(g)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(h)         to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the Administrator may deem necessary or advisable;

(i)          to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);

(j)          to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;

(k)         to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(l)          to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(m)        to make all other determinations deemed necessary or advisable for administering the Plan.

4.3         Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5.           Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.           Stock Options.

6.1         Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

6.2         Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

6.3         Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such Options will be treated as nonstatutory stock options. For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.

6.4         Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

6.5         Option Exercise Price and Consideration.

6.5.1      Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

6.5.2      Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3      Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.6         Exercise of Option.

6.6.1      Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2      Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.3      Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of such cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable) to the extent the Option is vested on such date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of such cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.4      Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or

Parents, as applicable, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.5      Tolling Expiration. A Participant’s Award Agreement may also provide that:

(a)         if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b)         if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.           Stock Appreciation Rights.

7.1         Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

7.2         Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

7.3         Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.4         Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

7.5         Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.

7.6         Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)         The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b)         The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.           Restricted Stock.

8.1         Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

8.2         Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3         Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4         Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

8.5         Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6         Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7         Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.8         Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.           Restricted Stock Units.

9.1         Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

9.2         Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3         Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

9.4         Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.5         Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.         Performance Awards.

10.1       Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

10.2       Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.3       Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4       Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.

10.5       Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.

11.         Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $500,000, provided that such amount is increased to $750,000 in the Fiscal Year of such individual’s initial service as an Outside Director. Any Awards granted or other compensation provided to an individual (a) for such individual’s services as an Employee, or for such individual’s services as a Consultant (other than as an Outside Director), or (b) prior to the Registration Date, will be excluded for purposes of this Section 11.

12.         Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

13.         Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.         Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6.4), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.         Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1       Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.

15.2       Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

15.3       Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or successor corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the acquiring or successor corporation (or an affiliate thereof) does not assume the Award (or portion thereof) as described below or substitute for the Award (or portion thereof) as described above, then the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as

applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section 15.3 will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

15.4        Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16.         Tax Withholding.

16.1       Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non-U.S., and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2       Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment. The amount of the withholding obligation will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17.         No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.

18.         Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.         Effective Date; Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect until terminated under Section 20, but no Incentive Stock Options may be granted after 10 years from the date adopted by the Board and Section 3.2 will operate only until the 10th anniversary of the date the Plan is adopted by the Board.

20.         Amendment and Termination of the Plan.

20.1       Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2       Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3       Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.         Conditions Upon Issuance of Shares.

21.1       Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2       Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.         Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23.         Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as an employee and/or other service provider. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, or return to the Company, or reimburse the Company for, all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

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